SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Preliminary Information Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

AMERICAN ISRAELI SHARED VALUES TRUST

(Name of Registrant as Specified in Its Charter)

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AMERICAN ISRAELI SHARED VALUES TRUST

207 East 83rd Street

New York, NY  10028

NOTICE OF ELECTION OF TRUSTEES BY WRITTEN CONSENT

Dear Shareholders:

As a shareholder of the American Israel Shared Values Capital Appreciation Fund (the "Fund"), a series of the American Israeli Shared Values Trust (the "Trust"), you are receiving this Information Statement regarding the election of the Board of Trustees by written consent of the majority of shareholders.

This statement is being sent to you for your information only; no action is required of you.

Sincerely,

Jamia C. Jasper

President

February 26, 2010

AMERICAN ISRAELI SHARED VALUES TRUST

207 East 83rd Street

New York, NY  10028

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INFORMATION STATEMENT

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is furnished by the Board of Trustees (the "Board") of American Israeli Shared Values Trust, an Ohio business trust, on behalf of the American Israeli Shared Values Capital Appreciation Fund (the "Fund").  This Information Statement is being sent to shareholders of the Fund on or about February 26, 2010.

The 1940 Act requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  Prior to the majority shareholder action described below, all but one of the current Trustees had been elected by shareholders.  To make it easier to satisfy this requirement in the future, the Board of Trustees proposed to have the majority shareholders elect (or re-elect) the Trustees to their positions as such.  Their election was effective upon the written consent of the majority shareholders of the Fund.

This Information Statement is being sent to shareholders of record as of February 26, 2010.

A copy of the Fund’s most recent annual and semi-annual reports, including financial statements and schedules, is available at no charge by calling 1-866.745-5955 or by writing to American Israeli Shared Values Trust, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

ELECTION OF TRUSTEES

The Fund’s majority shareholders have elected Richard Chase and re-elected Jamia Jasper, Michael Landsman and Adi Scop to the Board of Trustees of the Trust.  Each of them has agreed to serve on the Board of Trustees for an indefinite term.  Ms. Jasper, Mr. Landsman and Mr. Scop were each elected to the Board of Trustees by the sole shareholder of the Fund on November 5, 2007.  Mr. Chase was selected by the Board to serve as a Trustee on November 26, 2008.  Neither Mr. Landsman nor Mr. Chase is an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.  Ms. Jasper is the owner, Managing Member, and President of AmerIsrael Capital Management, LLC (the "Adviser"), the investment adviser to the Fund.  Effective February 9, 2010, Mr. Scop began serving as a paid consultant to the Adviser, as a result of which he may be deemed to be an "interested person" of the Trust.

The 1940 Act requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  To make it easier to satisfy this requirement in the future, the Board of Trustees proposed to have shareholders elect Mr. Chase and reelect Ms. Jasper, Mr. Landsman and Mr. Scop to their positions.

Information about the Incumbent Trustees

Mr. Landsman and Mr. Chase are considered to be Independent Trustees because they are not "interested persons" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Jasper and Mr. Scop are not considered to be Independent Trustees.  Information about the incumbent Trustees, including their addresses, age, principal occupation during the past five years, and other current public directorships is set forth in the table below. The Fund is the only mutual fund overseen by the Trustees.  The Fund is not part of a family of mutual funds.

Incumbent Independent Trustees

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Other Directorships Held by Trustee
Richard Chase 655 Deerfield Road Suite 100-219 Deerfield, IL 60015 (1968)	Trustee	Indefinite/ November 2008 to Present	Senior Business Advisor, Duff & Phelps, LLC, 2008 to Present. Manager, American Capital, Ltd., 2007 to 2008. Manager, Ernst & Young, LLP, 2005 to 2007.	1/None
Michael G. Landsman 1384 Sheridan Road Highland Park, IL 60035 (1936)	Trustee	Indefinite/ November 2007 to Present	President, Miggle Toys, Inc., 1992 to Present.	1/None

Incumbent Interested Trustees and Trust Officer

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Other Directorships Held by Trustee
Jamia C. Jasper (1) 207 East 83rd Street New York, New York 10028 (1969)	President and Trustee, Chief Compliance Officer, Anti-Money Laundering Officer, Secretary, Chief Financial Officer and Treasurer	Indefinite/ September 2007 to Present	Portfolio Manager and President, AmerIsrael Capital Management, LLC 2006 to Present. Relationship Manager and credit analyst, Bank of New York, 2000 to 2006.	1/None
Adi Scop (2) 119 Audley Road London, NW 43 England (1969)	Trustee	Indefinite/ November 2007 to Present	Chief Executive Officer, Cheetah Securities, 2004 to Present	1/None

1 Ms. Jasper is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act by virtue of her affiliation with the Trust's investment adviser.

2 Mr. Scop serves as a paid consultant to the Fund's investment adviser.  Therefore, Mr. Scop may be deemed to be an "interested person" as defined in Section 2(a)(19) of the 1940 Act by virtue of having a material business relationship with the Trust's investment adviser.

The following tables set forth the aggregate dollar range of equity securities of the Fund owned by each incumbent Trustee of the Trust as of February 1, 2010.

Incumbent Interested Trustees

Trustee/Nominee	Dollar Range of Equity Securities in the Fund
Ms. Jamia Jasper	$500,001 to $1,000,000
Mr. Adi Scop	$0

Incumbent Independent Trustees

Trustee/Nominee	Dollar Range of Equity Securities in the Fund
Mr. Michael Landsman	$0
Mr. Richard Chase	$0

Neither Mr. Scop, Mr. Landsman nor Mr. Chase owns any securities of AmerIsrael Capital Management, LLC, the Fund's investment adviser.

Trustee and Officer Compensation

The following tables provide information regarding Trustee compensation for the fiscal year ended November 30, 2009.  Each Independent Trustee presently receives $5,000 per fiscal year for service as a Trustee.

Incumbent Interested Trustees

Name and Position	Aggregate Compensation for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee Service to Trust
Jamia Jasper President and Trustee	$0	$0	$0	$0
Adi Scop* Trustee	$5,000	$0	$0	$5,000

*  Prior to February 9, 2009, Mr. Scop was an Independent Trustee.

Incumbent Independent Trustees

Name and Position	Aggregate Compensation for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee Service to Trust
Richard Chase Trustee	$5,000	$0	$0	$5,000
Michael Landsman Trustee	$5,000	$0	$0	$5,000

Standing Committee

The Audit Committee is composed of Mr. Chase.  The Audit Committee generally meets at least twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects the Trust's independent registered public accounting firm, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  During the fiscal year ending November 30, 2009, the Audit Committee met 2 times.  Prior to February 9, 2010, Mr. Scop served on the Audit Committee as well.

The Board of Trustees met 7 times during the fiscal year ending November 30, 2009.

The Trust does not have a formal Nominating Committee.  Because of the small size of the Board, the Board has not felt that a formal Nominating Committee or such policy is necessary at this time.  Any Trustee may nominate a person to serve as Trustee, and any such nominations will be considered by the full Board.  The Board will not consider Trustee candidates recommended by security holders, except if the security holder is also a Trustee.  The Trust has no specific minimum qualifications for service as a Trustee, but in considering a Trustee candidate, the Trustees will evaluate a candidate’s general business, finance, or investing experience in a professional or personal capacity and the candidate’s academic background in finance, accounting, or investing.

Additionally, the Board does not have a formal process for security holders to send communications to the Board.  The Board believes such a process is not necessary because of the passive nature of investments in mutual funds and because the extensive public reporting required by the 1940 Act and the Securities Exchange Act of 1934 and the role of the Independent Trustees on the Board provide sufficient protections for shareholders.

OPERATION OF THE FUND

The Fund is a diversified series of American Israeli Shared Values Trust, an open-end management investment company organized as an Ohio business trust on September 12, 2007.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund has retained AmerIsrael Capital Management, LLC, as its investment adviser.  The Fund retains Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, to provide the Fund with compliance and administrative services and to act as the Fund’s transfer agent and fund accountant.

VOTING SECURITIES AND VOTING

As of February 23, 2010, Ms. Jasper and her family, either directly or indirectly, controlled 79.11% of the Fund's issued and outstanding shares.  Shareholders were entitled to one vote per share of the Fund.  As a result, Ms. Jasper and her family, as the majority shareholders of record on the record date, were entitled to vote on the above proposed action.  The majority shareholders' consents constituted the affirmative vote of over a majority of the voting shares of the Fund.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of February 23, 2010, with respect to the percentage of shares of the Fund beneficially owned by each Trustee and named executive officer of the Trust.

Name	Percent of Fund
Jamia Jasper	79.11%
Richard Chase	None
Michael Landsman	None
Adi Scop	None

As of February 23, 2010, all Trustees and officers of the Trust as a group beneficially owned 79.11% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 23, 2010, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the fund as of  February 23, 2010.

Shareholder	% Owned
Edward J. Silverstein*	36.33%
AmerIsrael Capital Management, LLC**	30.91%
Jamia C. Jasper	11.87%

* Mr. Silverstein and Ms. Jasper are husband and wife.

**Ms. Jasper is the Managing Member of AmerIsrael Capital Management, LLC

BY ORDER OF THE BOARD OF TRUSTEES

Jamia C. Jasper

Secretary

Dated: February 26, 2010